UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2025

International Paper Company
(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange
Common Stock, $1 per share par value	IPC	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS
Item 8.01.   Other Events
On July 1, 2025, International Paper Company (the “Company”) issued a press release announcing the completion of the divestiture by three of its indirectly owned subsidiaries of five European plants to PALM to satisfy regulatory commitments from its acquisition of DS Smith Plc. A copy of the Company press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.
SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Company Press Release, dated July 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date:	June 30, 2025	By:	/s/ Joseph R. Saab
		Name:	Joseph R. Saab
		Title:	Senior Vice President, General Counsel and Corporate Secretary